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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated July 23, 1999 (except with regard to the matter in Note 11, as to
which the date is        , 1999) for BigStar Entertainment, Inc. included in or
made a part of this Amendment No. 2 to the Registration Statement File No. 333-77963 on Form S-1.




                                                             ARTHUR ANDERSEN LLP


New York, New York

July 26, 1999